Exhibit A


   December 28, 2000



   Securities and Exchange Commission
   450 Fifth Street, N.W.
   Washington, D.C. 20549

   Commissioners:

   We have read the statements made by Allscripts, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 21, 2000. We agree with the statements concerning our Firm in such Form 8-K. As to the last two sentences of paragraph (iv), we have no basis to agree or disagree with such statements.


   Very truly yours,

   /s/ PricewaterhouseCoopers LLP
       Chicago, Illinois